EXHIBIT INDEX

1.7 Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002.

8.3(b) Copy of Amendment dated January 1, 2002 to Participation Agreement By and Among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company, dated April 14, 2000.

8.4(c) Copy of Amendment dated December 10, 2001 to Participation Agreement between IDS Life Insurance Company and Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, Inc. and Credit Suisse Asset Management Securities, Inc. dated March 1, 1996.

8.5(a) Copy of Participation Agreement by and between Evergreen Variable Annuity Trust and IDS Life Insurance Company, dated August 13, 2001.

8.5(b) Copy of Amendment dated February 13, 2002 to Participation Agreement by and between Evergreen Variable Annuity Trust and IDS Life Insurance Company, dated August 13, 2001.

8.6(c) Copy of Amendment No. 1 dated April 30, 2001 to Participation Agreement between IDS Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999.

8.6(d) Copy of Amendment No. 1 dated April 30, 2001 to Participation Agreement between IDS Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999.

8.6(e) Copy of Amendment No. 2 dated June 29, 2001 to Participation Agreement between IDS Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999.

8.6(f) Copy of Amendment No. 2 dated June 29, 2001 to Participation Agreement between IDS Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999.

8.6(g) Copy of Amendment No. 3 dated February 27, 2002 to Participation Agreement between IDS Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation dated September 1, 1999.

8.6(h) Copy of Amendment No. 3 dated February 27, 2002 to Participation Agreement between IDS Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated September 1, 1999.

8.9      Copy of Participation Agreement between IDS Life
         Insurance Company and INVESCO Variable Investment Funds,
         Inc, and INVESCO Distributors, Inc., dated August 13,
         2001.

8.10(b) Copy of Amendment to Participation Agreement dated July 27, 2001 by and among Janus Aspen Series and IDS Life Insurance Company dated April 21, 2000.

8.10(c) Copy of Amendment to Participation Agreement dated February 13, 2002 by and among Janus Aspen Series and IDS Life Insurance Company dated April 21, 2000.

8.12(b) Copy of Amendment dated June 29, 2001 to Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and IDS Life Insurance Company dated March 1, 2000.

8.12(c) Copy of Amendment dated February 13, 2002 to Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and IDS Life Insurance Company dated March 1, 2000.

8.13(a)  Copy of Participation Agreement among Pioneer Variable
         Contracts Trust, IDS Life Insurance Company, Pioneer
         Investment Management, Inc. and Pioneer Funds
         Distributor, Inc. dated August 13, 2001.
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                            EXHIBIT INDEX

8.13(b)  Copy of Amendment dated February 13, 2002 to
         Participation Agreement among Pioneer Variable Contracts
         Trust, IDS Life Insurance Company, Pioneer Investment
         Management, Inc. and Pioneer Funds Distributor, Inc.
         dated August 13, 2001.

8.14(c) Copy of Amendment 2 dated February 27, 2002 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and IDS Life Insurance Company dated October 7, 1996.

8.16     Copy of Participation Agreement by and among IDS Life
         Insurance Company and Strong Opportunity Fund II, Inc.
         and Strong Investor Services, Inc. and Strong
         Investments, Inc. dated August 13, 2001.

8.17     Copy of Participation Agreement by and among Wanger
         Advisors Trust and Liberty Wanger Asset Management, L.P.
         and IDS Life Insurance Company dated August 30, 1999.

8.18(a)  Copy of Participation Agreement by and among Wells Fargo
         Variable Trust and IDS Life Insurance Company and
         Stephens Inc. dated May 1, 2000.

8.18(b) Copy of Amendment dated February 13, 2002 to Participation Agreement by and among Wells Fargo Variable Trust and IDS Life Insurance Company and Stephens Inc. dated May 1, 2000.

9. Opinion of counsel and consent to its use as the legality of the securities being registered.

10.1 Consent of Independent Auditors for the American Express Retirement Advisor Variable Annuity.

10.2 Consent of Independent Auditors for the American Express Retirement Advisor Variable Annuity - Band 3.

10.3 Consent of Independent Auditors for the American Express Retirement Advisor Advantage Variable Annuity/ American Express Retirement Advisor Select Variable Annuity.

10.4 Consent of Independent Auditors for the American Express Retirement Advisor Advantage Variable Annuity - Band 3.

15. Power of Attorney to sign Amendment to this Registration Statement, dated April 9, 2002.